                                                                    EXHIBIT (16)


                        LIT ASSET ALLOCATION PORTFOLIO

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Excluding Payment of the Sales Charge
Net Asset Value                           $11.91
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,218.14  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               21.81%  =    T



      TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV


Excluding Payment of the Sales Charge
Net Asset Value                           $11.91
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,890.72  =    ERV
One year period ended 12/31/97                 5  =    n

TOTAL RETURN FOR THE PERIOD               13.59%  =    T



      TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV


Excluding Payment of the Sales Charge
Net Asset Value                           $11.91
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $3,329.29  =    ERV
One year period ended 12/31/97                10  =    n

TOTAL RETURN FOR THE PERIOD               12.78%  =    T

                        LIT ASSET ALLOCATION PORTFOLIO

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997



Formula                                  P(1+T)n  =    ERV


Excluding Payment of the Sales Charge
Net Asset Value                           $11.91
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $3,241.12  =    ERV
Inception through 12/31/97                 10.51  =    n

TOTAL RETURN FOR THE PERIOD               11.84%  =    T






             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997



Formula                                  ERV - P
                                         -------
                                            P     =    T


Excluding Payment of the Sales Charge
Net Asset Value                           $11.35
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $3,241.12  =    ERV

TOTAL RETURN FOR THE PERIOD              224.11%  =    T

                        LIT DOMESTIC INCOME PORTFOLIO


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997



Formula                                  P(1+T)n  =    ERV

Including Payment of the Sales Charge
Net Asset Value                            $8.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,119.05  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               11.90%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                            $8.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,119.05  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               11.90%  =    T



         TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997


Formula                                  P(1+T)n  =    ERV
Including Payment of the Sales Charge
Net Asset Value                            $8.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,612.32  =    ERV
Five years ended 12/31/97                      5  =    n

TOTAL RETURN FOR THE PERIOD               10.02%  =    T

Excluding Payment of the Sales Charge
Net Asset Value                            $8.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,612.32  =    ERV
Five years ended 12/31/97                      5  =    n

TOTAL RETURN FOR THE PERIOD               10.02%  =    T

                        LIT DOMESTIC INCOME PORTFOLIO


          TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1997


Formula                                  P(1+T)n  =    ERV
Including Payment of the Sales Charge
Net Asset Value                            $8.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,217.58  =    ERV
Five years ended 12/31/97                     10  =    n

TOTAL RETURN FOR THE PERIOD                8.29%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                            $8.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,217.58  =    ERV
Five years ended 12/31/97                     10  =    n

TOTAL RETURN FOR THE PERIOD                8.29%  =    T



        TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997



Formula                                  P(1+T)n  =    ERV

Including Payment of the Sales Charge
Net Asset Value                            $8.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,250.87  =    ERV
Inception through 12/31/97                 10.16  =    n

TOTAL RETURN FOR THE PERIOD                8.31%  =    T

Excluding Payment of the Sales Charge
Net Asset Value                            $8.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,250.87  =    ERV
Inception through 12/31/97                 10.16  =    n

TOTAL RETURN FOR THE PERIOD                8.31%  =    T

             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997



Formula                                  ERV - P
                                        ---------
                                             P              =    T

Including Payment of the Sales Charge
Net Asset Value                                      $8.25
Initial Investment                               $1,000.00  =    P
Ending Redeemable Value                          $2,250.87  =    ERV

TOTAL RETURN FOR THE PERIOD                        125.09%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $8.25
Initial Investment                               $1,000.00  =    P
Ending Redeemable Value                          $2,250.87  =    ERV

TOTAL RETURN FOR THE PERIOD                        125.09%  =    T



                             CALCULATION OF YIELD

        The Portfolio calculates its yield quotations based on a 30-day period ended on the date of the most recent balance sheet included in the registration statement, by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                                       a - b
                     YIELD (y) = 2[( -------- + 1)6 - 1]


Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
       d = the maximum offering price per share on the last day of the period

       a = 103,577
       b = 8.506
       c = 1,955,992
       d = 7.175%

               LIFE INVESTMENT TRUST EMERGING GROWTH PORTFOLIO


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                        n
Formula                           P(1+T)   =    ERV

Net Asset Value                    $16.45
Initial Investment              $1,000.00  =    P
Ending Redeemable Value         $1,204.24  =    ERV
One year period ended 12/31/97          1  =    n

TOTAL RETURN FOR THE PERIOD        20.42%  =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                     n
Formula                        P(1+T)   =    ERV

Net Asset Value                 $16.45
Initial Investment           $1,000.00  =    P
Ending Redeemable Value      $1,645.00  =    ERV
Inception through 12/31/97        2.50  =    n

TOTAL RETURN FOR THE PERIOD     22.03%  =    T



             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997



Formula                      ERV - P
                          -------------
                                 P                =    T

Net Asset Value                           $16.45
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,645.00  =    ERV

TOTAL RETURN FOR THE PERIOD               64.50%  =    T

                           LIT ENTERPRISE PORTFOLIO


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Excluding Payment of the Sales Charge
Net Asset Value                           $18.11
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,306.58  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               30.66%  =    T



      TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997


                                               n
Formula                                  P(1+T)   =    ERV


Excluding Payment of the Sales Charge
Net Asset Value                           $18.11
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,351.62  =    ERV
One year period ended 12/31/97                 5  =    n

TOTAL RETURN FOR THE PERIOD               18.65%  =    T



      TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1997


                                               n
Formula                                  P(1+T)   =    ERV


Excluding Payment of the Sales Charge
Net Asset Value                           $18.11
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $4,901.69  =    ERV
One year period ended 12/31/97                10  =    n

TOTAL RETURN FOR THE PERIOD               17.23%  =    T

                           LIT ENTERPRISE PORTFOLIO


         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Excluding Payment of the Sales Charge
Net Asset Value                           $18.11
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $4,064.48  =    ERV
Inception through 12/31/97                 11.74  =    n

TOTAL RETURN FOR THE PERIOD               12.69%  =    T




             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997


Formula                                 ERV - P
                                       ---------
                                           P      =    T


Excluding Payment of the Sales Charge
Net Asset Value                           $18.11
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $4,064.48  =    ERV

TOTAL RETURN FOR THE PERIOD              306.45%  =    T

                LIFE INVESTMENT TRUST GLOBAL EQUITY PORTFOLIO


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Including Payment of the Sales Charge
Net Asset Value                           $11.00
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,158.48  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               15.85%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                           $11.00
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,158.48  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               15.85%  =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                               n
Formula                                  P(1+T)   =    ERV
Including Payment of the Sales Charge
Net Asset Value                           $11.00
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,394.14  =    ERV
Inception through 12/31/97                   2.5  =    n

TOTAL RETURN FOR THE PERIOD               14.21%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                           $11.00
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,394.14  =    ERV
Inception through 12/31/97                   2.5  =    n

TOTAL RETURN FOR THE PERIOD               14.21%  =    T

                LIFE INVESTMENT TRUST GLOBAL EQUITY PORTFOLIO


             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997



Formula                       ERV - P
                             ---------
                                 P                                =    T

Including Payment of the Sales Charge
Net Asset Value                                     $11.00
Initial Investment                               $1,000.00        =    P
Ending Redeemable Value                          $1,394.14        =    ERV

TOTAL RETURN FOR THE PERIOD                         39.41%        =    T


Excluding Payment of the Sales Charge
Net Asset Value                                    $11.00
Initial Investment                               $1,000.00        =    P
Ending Redeemable Value                          $1,394.14        =    ERV

TOTAL RETURN FOR THE PERIOD                         39.41%        =    T

                  LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997


                                               n
Formula                                  P(1+T)   =    ERV

Including Payment of the Sales Charge
Net Asset Value                            $8.92
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,096.13  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD                9.61%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                            $8.92
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,096.13  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD                9.61%  =    T



      TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Including Payment of the Sales Charge
Net Asset Value                            $8.92
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,349.13  =    ERV
Inception through 12/31/97                     5  =    n

TOTAL RETURN FOR THE PERIOD                6.17%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                            $8.92
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,349.13  =    ERV
Inception through 12/31/97                     5  =    n

TOTAL RETURN FOR THE PERIOD                6.17%  =    T

                  LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO


       TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Including Payment of the Sales Charge
Net Asset Value                            $8.92
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,194.01  =    ERV
Inception through 12/31/97                    10  =    n

TOTAL RETURN FOR THE PERIOD                8.17%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                            $8.92
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,194.01  =    ERV
Inception through 12/31/97                    10  =    n

TOTAL RETURN FOR THE PERIOD                8.17%  =    T


        TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV
Including Payment of the Sales Charge
Net Asset Value                            $8.92
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,238.43  =    ERV
Inception through 12/31/97                 11.74  =    n

TOTAL RETURN FOR THE PERIOD                7.10%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                            $8.92
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $2,238.43  =    ERV
Inception through 12/31/97                 11.74  =    n

TOTAL RETURN FOR THE PERIOD                7.10%  =    T

                  LIFE INVESTMENT TRUST GOVERNMENT PORTFOLIO


             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997



Formula                      ERV - P
                            ---------
                                P                           =    T

Including Payment of the Sales Charge
Net Asset Value                                      $8.92
Initial Investment                               $1,000.00  =    P
Ending Redeemable Value                          $2,238.43  =    ERV

TOTAL RETURN FOR THE PERIOD                        123.84%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $8.92
Initial Investment                               $1,000.00  =    P
Ending Redeemable Value                          $2,238.43  =    ERV

TOTAL RETURN FOR THE PERIOD                        123.84%  =    T

              LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Including Payment of the Sales Charge
Net Asset Value                           $12.12
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,239.03  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               23.90%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                           $12.12
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,239.03  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               23.90%  =    T



         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV
Including Payment of the Sales Charge
Net Asset Value                           $12.12
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,235.31  =    ERV
Inception through 12/31/97                  1.02  =    n

TOTAL RETURN FOR THE PERIOD               23.02%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                           $12.12
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,235.31  =    ERV
Inception through 12/31/97                  1.02  =    n

TOTAL RETURN FOR THE PERIOD               23.02%  =    T

              LIFE INVESTMENT TRUST GROWTH AND INCOME PORTFOLIO


             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997


Formula                      ERV - P
                            ---------
                                P                           =    T

Including Payment of the Sales Charge
Net Asset Value                                     $12.12
Initial Investment                               $1,000.00  =    P
Ending Redeemable Value                          $1,235.31  =    ERV

TOTAL RETURN FOR THE PERIOD                         23.53%  =    T


Excluding Payment of the Sales Charge
Net Asset Value                                     $12.12
Initial Investment                               $1,000.00  =    P
Ending Redeemable Value                          $1,235.31  =    ERV

TOTAL RETURN FOR THE PERIOD                         23.53%  =    T

                          LIT MONEY MARKET PORTFOLIO


       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Excluding Payment of the Sales Charge
Net Asset Value                            $1.00
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,050.60  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD                5.06%  =    T



         TOTAL RETURN CALCULATION FIVE YEARS ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Excluding Payment of the Sales Charge
Net Asset Value                            $1.00
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,237.21  =    ERV
Five years ended 12/31/97                      5  =    n

TOTAL RETURN FOR THE PERIOD                4.35%  =    T




         TOTAL RETURN CALCULATION TEN YEARS ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Excluding Payment of the Sales Charge
Net Asset Value                            $1.00
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,706.26  =    ERV
Five years ended 12/31/97                     10  =    n

TOTAL RETURN FOR THE PERIOD                5.49%  =    T

                          LIT MONEY MARKET PORTFOLIO


         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Excluding Payment of the Sales Charge
Net Asset Value                            $1.00
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,893.20  =    ERV
Inception through 12/31/97                 11.74  =    n

TOTAL RETURN FOR THE PERIOD                5.59%  =    T



            NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997


Formula                      ERV - P
                            ---------
                                 P                          =    T


Excluding Payment of the Sales Charge
Net Asset Value                                      $1.00
Initial Investment                               $1,000.00  =    P
Ending Redeemable Value                          $1,893.20  =    ERV

TOTAL RETURN FOR THE PERIOD                         89.32%  =    T



                             CALCULATION OF YIELD

        The Fund calculates its annualized current yield quotations based on the seven days ended on the date of the most recent balance sheet included in the registration statement, computed by determining the net change, exclusive of capital charges, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period by (365/7).

        The Fund calculates its effective yield based on the seven days ended on the date of the most recent balance sheet included in the registration statement, computed by determining the net change, exclusive of capital charges, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, according to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7]-1

                        LIT STRATEGIC STOCK PORTFOLIO

         TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV


Excluding Payment of the Sales Charge
Net Asset Value                           $10.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,025.00  =    ERV
Inception through 12/31/97                   .16  =    n

TOTAL RETURN FOR THE PERIOD               16.69%  =    T





             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997


Formula                      ERV - P
                            ---------
                                 P                =    T

Excluding Payment of the Sales Charge
Net Asset Value                           $10.25
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,025.00  =    ERV

TOTAL RETURN FOR THE PERIOD                2.50%  =    T

             LIT MORGAN STANLEY REAL ESTATE SECURITIES PORTFOLIO

       TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1997

                                               n
Formula                                  P(1+T)   =    ERV

Excluding Payment of the Sales Charge
Net Asset Value                           $15.85
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,214.73  =    ERV
One year period ended 12/31/97                 1  =    n

TOTAL RETURN FOR THE PERIOD               21.47%  =    T




        TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1997


                                               n
Formula                                  P(1+T)   =    ERV


Excluding Payment of the Sales Charge
Net Asset Value                           $15.85
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,849.57  =    ERV
Inception through 12/31/97                  2.50  =    n

TOTAL RETURN FOR THE PERIOD               27.89%  =    T




             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH DECEMBER 31, 1997


Formula                      ERV - P
                            ---------
                                 P                =    T


Excluding Payment of the Sales Charge
Net Asset Value                           $15.85
Initial Investment                     $1,000.00  =    P
Ending Redeemable Value                $1,849.57  =    ERV

TOTAL RETURN FOR THE PERIOD               84.96%  =    T